UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	September 28, 2026

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida	32746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Explanatory Note

As previously disclosed, on February 11, 2026, VerifyMe, Inc., a Nevada corporation (the “Company,” “VerifyMe,” “we” or “us”) entered into an Agreement and Plan of Merger (as subsequently amended, the “Merger Agreement”) with VRME Subsidiary Corp., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Open World Ltd., a Cayman Islands exempted company (“OpenWorld”), which provides for, among other things, the merger of Merger Sub with and into OpenWorld, with OpenWorld continuing as the surviving corporation and a wholly owned subsidiary of VerifyMe subject to the terms and conditions set forth in the Merger Agreement.

As requested by Nasdaq, the Company is filing this Current Report on Form 8-K to provide certain pro forma financial information regarding the proposed merger for the six months ended June 30, 2026.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of OpenWorld for the years ended December 31, 2025 and 2024 and the related notes thereto are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of OpenWorld for the three and six months ended June 30, 2026 and 2025 and the related notes thereto are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of VerifyMe and OpenWorld as of and for the six months ended June 30, 2026, together with the related notes, is filed as Exhibit 99.3 to this Report and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of RSM Cayman Ltd.
99.1	Audited Consolidated Financial Statements of Open World Ltd. for the Years Ended December 31, 2025 and December 31, 2024.
99.2	Unaudited Consolidated Financial Statements of Open World Ltd. for the six months ended June 30, 2026 and June 30, 2025.
99.3	Unaudited pro forma condensed combined financial information of VerifyMe, Inc. and Open World Ltd. for the year ended December 31, 2025 and for the six months ended June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Forward-Looking Statements

This Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “potential,” “proposed,” “could,” “may,” “will,” “shall,” “should,” “upon,” “would,” and other words of similar meaning. Examples of forward-looking statements include, among others, statements regarding the proposed business combination between OpenWorld and VerifyMe and the anticipated listing of the combined company on Nasdaq. Each forward-looking statement contained in this Form 8-K is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement or could otherwise cause the transaction to fail to close; (2) the institution or outcome of any legal proceedings that may be instituted against VerifyMe or OpenWorld following the announcement of the merger agreement and the transactions contemplated therein; (3) the inability of the parties to complete the proposed business combination, including certain regulatory approvals, or satisfy other conditions to closing in the merger agreement; (4) the risk that the proposed business combination disrupts current plans and operations as a result of the time it diverts from management and the consummation of the proposed business combination; (5) the ability to recognize the anticipated benefits of the proposed business combination; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; and (8) the risks and uncertainties identified under VerifyMe’s Annual Report on Form 10-K, as well as other information VerifyMe has or may file with the SEC from time to time.

VerifyMe cautions investors not to place considerable reliance on the forward-looking statements contained in this communication. You are encouraged to read VerifyMe’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements speak only as of the date of this document, and VerifyMe undertakes no obligation to update or revise any of these statements except as required by applicable law. VerifyMe’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should consider these risks and uncertainties. VerifyMe does not give any assurance that VerifyMe or OpenWorld will achieve its expectations by the transactions contemplated in the merger agreement or otherwise.

Important Additional Information and Where to Find It

In connection with the proposed transaction, VerifyMe filed the Registration Statement to register the shares of VerifyMe common stock to be issued in connection with the proposed merger. The Registration Statement includes a proxy statement/prospectus and was declared effective by the SEC on August 12, 2026. At the annual meeting of VerifyMe stockholders held on September 24, 2026, VerifyMe stockholders approved the proposals relating to the proposed merger described in the Proxy Statement/Prospectus. The merger agreement and the agreements and forms of agreements described in the Proxy Statement/Prospectus and Registration Statement should not be read alone but should instead be read in conjunction with the other information regarding the merger agreement, VerifyMe, OpenWorld, and their respective affiliates and respective businesses, that are contained in, or incorporated by reference into, the Proxy Statement/Prospectus and Registration Statement as well as in the Forms 10-K, Forms 10-Q and other filings that VerifyMe makes with the SEC. INVESTORS AND STOCKHOLDERS OF VERIFYME ARE URGED TO READ THE REGISTRATION STATEMENT AND THE RELATED PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY THEY CONTAIN IMPORTANT INFORMATION ABOUT VERIFYME, OPENWORLD, THE MERGER AND RELATED MATTERS.

Investors and stockholders of VerifyMe can obtain free copies of the Registration Statement, Proxy Statement/Prospectus, and other documents filed by VerifyMe with the SEC through the website maintained by the SEC at www.sec.gov. In addition, VerifyMe stockholders of record may obtain at no cost, upon written request, a copy of VerifyMe’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (without exhibits), as filed with the SEC, with exhibits thereto being made available, upon written request and payment to VerifyMe of the reasonable costs of reproduction and mailing, if any, by contacting VerifyMe by mail at VerifyMe, Inc., 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746, Attention: Corporate Secretary. Investors and stockholders of VerifyMe are urged to read the Registration Statement, Proxy Statement/Prospectus, and the other relevant materials before making any investment decision with respect to the proposed merger.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: September 28, 2026	By:	/s/ Adam Stedham
Adam Stedham
Chief Executive Officer and
President